EXHIBIT 10.13

GUARANTY

Dated:  February 15, 2012

For sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce CCR OF MELBOURNE, INC. (“Lender”) to accept that certain Revolving Line of Credit Promissory Note (the “Note”) of even date herewith in the original principal amount of $500,000.00 from FCID MEDICAL, INC. (“Borrower”), and the Loan Agreement dated of even date herewith (the “Loan Agreement”), the undersigned hereby unconditionally guaranties to Lender the prompt payment of all amounts due on the Note and Loan Agreement as and when the same shall become due whether by acceleration, extension or otherwise and the due and prompt performance of all obligations under the Note and the Loan Agreement.  Lender may extend or renew any indebtedness or release any lien or collateral securing same, or waive any rights thereunder, or release any accommodation party or party secondarily liable thereon, all without the acknowledgement and consent of the undersigned and without thereby releasing or diminishing its rights against the undersigned hereunder.  The undersigned waives notice of acceptance of this Guaranty, notice of any extensions of credit or other acts by Lender and waives diligence, presentment, demand, notice, protest and suit by Lender in respect to the indebtedness hereby guaranteed, and Lender may enforce this Guaranty without first suing the Borrower or any other party or proceeding against any security it may have.  The undersigned agrees to pay all costs and expenses, including reasonable attorney fees and other legal expenses whether incurred at or before the trial level and/or in any appellate, bankruptcy or administrative proceeding, paid or incurred by Lender in connection with the enforcement of this Guaranty.  This Guaranty shall bind and inure to the benefit of the successors and assigns of the parties hereto.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

Signed, sealed and delivered	“GUARANTOR”
in the presence of:
MEDICAL BILLING ASSISTANCE, INC.

By: /s/ Christian C. Romandetti
Print Name: Christian C. Romandetti
Title: President

Print Name:
Print Name:

STATE OF FLORIDA
COUNTY OF BREVARD

The foregoing instrument was acknowledged before me this 15th day of February, 2012, by Christian C. Romandetti, as President of MEDICAL BILLING ASSISTANCE, INC., on behalf of the corporation.  Said person (check one) X is personally known to me, ☐ produced a driver's license (issued by a state of the United States within the last five (5) years) as identification, or ☐ produced other identification, to wit:  _______________________.

/s/ Julie L. Hardesty
Print Name: Julie L. Hardesty
Notary Public, State of Florida
Commission No.: DD876139
My Commission Expires: 05/12/2013